Radioimmunotherapy of AML with Actimab-A and Iomab-B

Joseph G. Jurcic, MD
Professor of Medicine at CUMC
Director, Hematologic Malignancies
Columbia University Medical Center

Outline

- AML background
- Current front-line treatment approaches
- Emerging therapies for older patients
- Targeted α-particle therapy with Actimab-A
- Current management for relapsed AML
- Conditioning with Iomab-B before HCT

Development of AML

Normal Hematopoiesis


Erythrocyte
MEP
Megakaryocyte
Platelets
CMP
Neutrophil
GMP
Monocyte
HSC
Eosinophil
B-Cell
CLP
T-Cell

Leukemogenesis


1. Lack of Differentiation
Leukemia oncogene
Neutrophil
AML
HSC
Second hit
2. Increased Proliferation

AML Survival by Age



Cumulative Proportion Surviving
100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
0
365
730
1095
1460
1825
2190
2555
2920
3285
3650
Days from Diagnosis
<50yrs
50_54yrs
55_59yrs
60_64yrs
65_69yrs
70_74yrs
75_79yrs
80_84yrs
85+yrs

Juliusson G *et al. Blood* 2009;113:4179-4187.

AML: Cytogenetics Determines Survival


100
75
50
25
0
Percent
p<0.001
t(8;21), t(15;17), inv (16)
+8, "other numerical changes", normal karyotypes
5q-/-5, 11q23 changes, 7q-/-7, "other structural changes"
0
2
4
6
8
Years

Bloomfield CD *et al. Cancer Res* 1998;58:4173-4179.

Risk Status Based on Cytogenetic and Molecular Abnormalities

Risk Status	Cytogenetics	Molecular Abnormalities
Better-risk	inv(16) or t(16;16) t(8;21) t(15;17)	Normal cytogenetics: NPM1 mutation in the absence of FLT3-ITD or isolated biallelic CEBPA mutation
Intermediate-risk	Normal cytogenetics +8 alone t(9;11) Other non-defined	t(8;21), inv(16), t(16;16): with c-KIT mutation
Poor-risk	Complex (≥ 3 clonal abnormalities) Monosomal karyotype -5, 5q-, -7, 7q- 11q23 – non t(9;11) inv(3), t(3;3) t(6;9) t(9;22)	Normal cytogenetics: with FLT3-ITD mutation

NCCN Guidelines Version 2.2013.

Phases of AML Therapy

- **Induction**
  - Cytarabine + anthracycline
- **Postremission**
  - Consolidation chemotherapy
  - Hematopoietic cell transplantation (HCT)

Treatment Outcome by Age

Age	< 56 yo	56-65 yo	66-75 yo	>75 yo
No. of patients	368	246	274	80
Response, no. (%)				
CR	235 (64)	113 (46)	108 (39)	26 (33)
Resistant disease	99 (27)	91 (37)	101 (37)	29 (36)
Median survival, mo. (95% CI)	18.8 (14.9-22.6)	9.0 (8.1-10.2)	6.9 (5.4-7.7)	3.5 (1.4-6.1)
Median DFS, mo. (95% CI)	21.6 (15.8-25.5)	7.4 (65.-8.8)	8.3 (6.3-10.2)	8.9 (5.8-10.8)

Appelbaum FR *et al. Blood* 2006; 107:3481-3485.

2012 AML Incidence by Age Group


25%
20%
15%
10%
5%
0%
% of Total Incidence
6%
7%
7%
12%
16%
20%
23%
10%
<20
20-34
35-44
45-54
55-64
65-74
75-84
85+
Age of Diagnosis

Source: NCI SEER US Cancer Database, AML.

Low-Dose Cytarabine in Older AML Patients



LD Ara-C
HU
100
75
50
25
0
% still alive
No. Patients
No. Events
Obs.– Exp.
LD Ara-C
103
100
–22.0
HU
99
99
22.0
2P = 0.0009
0
1
2
3
Years from entry

Burnett AK *et al. Cancer* 2007; 109:1114-1124.

Recently Studied Newer Agents For Older AML Patients

Drug	Class	Response (CR+CRp)	Comments
Tipifarnib[1]	Farnesyltransferase inhibitor	22/158 (14%)	Median survival – 5 mos. Serious AEs – 47%
Low-dose Clofarabine[2]	Nucleoside analogue	10/26 (38%)	1-year survival – 21%
Clofarabine/ Ara-C[3]	Nucleoside analogues	36/60 (60%)	Median survival – 10 mos. Pneumonia – 38% Bacteremia – 33%
Cloretazine[4]	Alkylator	22/45 (49%)	1-year survival – 22% Early mortality – 20%

[1]Lancet JE *Blood* 2007; 109:1387. [2]Burnett AK *Blood* 2006; 108: abstr 1985. [3]Faderl S *Blood* 2006; 108: 45.
[4]Karp JE *Proc ASCO* 2006; 24: abst 6512.

Hypomethylating Agents for Older AML Patients

Azacitidine


Patient Survival (proportion)
1.0
0.9
0.8
0.7
0.6
0.5
0.4
0.3
0.2
0.1
0
5
10
15
20
25
30
35
40
Time Since Random Assignment (months)
50%
24.5 mo
Azacitidine
16.0 mo
16%
CCR

Fenaux P *et al. J Clin Oncol*; 2010; 28:562-56.

Decitabine

- **5-Day Regimen** (Cashen AF *et al. JCO* 2010; 28:556-561.)
  - 24% CR
  - Median survival 7.7 mos.
  - Median time to response 3 cycles
- **10-Day Regimen** (Blum W *et al. PNAS* 2010: 107:7473-7478.)
  - 47% CR
  - Median survival 12.8 mos.
- **Randomized to Conventional Care** (Thomas XG *et al. ASOC* 2011:6504.)
  - CR+CRp 18% (vs. 8%) (p=0.001)
  - Median survival 7.7 mos. (vs. 5 mos.) (*p*=0.10).

Novel Low-Intensity Therapies

SGI-110[1]



Decitabine



SGI-110

- 67 patients with relapsed/refractory or untreated older AML patients randomized to 60 or 90 mg/m^2 SQ x 5 days
- 8/50 (16%) of relapsed/refractory patients had CRc (CR + CRp + CRi).
- 9/17 untreated patients achieved CRc.
- No difference in responses rates between 60 and 90 mg/m^2.
- Greater frequency of grade 3/4 adverse events for 90 mg/m^2.

Volasertib[2]

- Cell cycle kinase inhibitor that induces mitotic arrest and apoptosis by targeting Polo-like kinase.
- 87 patients with untreated AML received volasertib + LDAC (n=42) or LDAC (n=45) in a randomized phase II trial.
- CR/CRi rate, 31% for volasertib + LDAC; 11% for LDAC.
- Increased grade ≥ 3 infections and GI toxicity in volasertib arm.

[1]Kantarjian HM *et al. Blood* (ASH Abstracts) 2013; 122:497.
[2]Maertens J *et al. Blood* (ASH Abstracts) 2012; 120:411.

Alpha- vs. Beta-Particle Radioimmunotherapy


β-Particle
1-10 mm range
0.1-1 MeV
α-Particle
50-80 μm range
5-8 MeV
Blood Vessel
Tumor
Tumor
Normal
Endothelium

^{213}Bi-Lintuzumab: A 1st Generation α-Emitting Antibody Conjugate

^{225}Ac —α (10 days)→ ^{221}Fr —α (4.9 min)→ ^{217}At —α (0.032 sec)→ **^{213}Bi** —α (46 min)→ Stable Isotopes

^{213}Bi-Lintuzumab
- ***Level 1:*** 0.28 mCi/kg
- ***Level 2:*** 0.42 mCi/kg
- ***Level 3:*** 0.56 mCi/kg
- ***Level 4:*** 0.7 mCi/kg
- ***Level 5:*** 1 mCi/kg

- Patients received 16-95 mCi in 3-7 fractions
- Lintuzumab doses adjusted to a specific activity of 12-15 mCi/mg

Day 1 — 4

- Myelosuppression lasted 12-41 days (median, 22 days)
- Transient liver function abnormalities seen in 6 patients
- Maximum tolerated dose was not reached
- 14/18 patients had reductions in bone marrow blasts

Jurcic JG *et al. Blood* 2002; 100:1233-1239.

Results by Disease Status for ^{213}Bi-Lintuzumab Doses ≥ 1 mCi/kg

Disease Status	No. of Patients	CR	CRp	PR	Overall Response
Untreated AML, Untreated relapse	18	2	2	2	6 (33%)
1° refractory, Refractory relapse	7	0	0	0	0

Rosenblat TL *et al.* *Clin Cancer Res* 2010; 16:5303-5311.

Actinium-225: An α-Particle Nanogenerator



^{225}Ac
α
10 days
^{221}Fr
α
4.9 min
^{217}At
α
0.032 sec
^{213}Bi
α
46 min
Stable Isotopes

- Use of ^{213}Bi is limited by:
  - Short half-life
  - Need for an on-site generator
- ^{225}Ac can be conjugated to antibodies using DOTA.
- ^{225}Ac-labeled antibodies are 1,000-10,000 times more potent *in vitro* compared to ^{213}Bi analogs.
- Nanocurie doses of ^{225}Ac-labeled tumor-specific antibodies prolong survival of mice in xenograft models.



1000000
100000
10000
1000
100
10
1
LD_{50} (pCi/mL)
LNCaP/J591
Ramos/B4
HL60/HuM195
Ac-225
Bi-213



1.0
0.5
0.0
Fraction of mice surviving
0
50
100
150
200
250
300
Time from tumor implantation (days)
[Ac]B4+J591; 7.4 kBq (*n*=13)
[Ac]J591; 7.8 kBq (*n*=39)
[Ac]J591; 7.2 kBq (*n*=13)
GC (*n*=9)
0.040 mg J591 (*n*=5)

McDevitt MR *et al.* *Science* 2001; 294:1537-1540.

Phase I Trial of ^{225}Ac-Lintuzumab (Actimab-A)

- 18 patients with relapsed or refractory AML received 0.5-4 µCi/kg
- Dose-limiting toxicity was prolonged myelosuppression
- No renal toxicity was seen
- Bone marrow blasts reduced in 10/15 (67%) evaluable patients
- 8 patients (53%) had blast reductions of ≥ 50%
- 3 patients receiving 1, 3, and 4 µCi/kg achieved ≤ 5% bone marrow blasts



875
125
100
75
50
25
0
-25
-50
-75
-100
% Change in Marrow Blasts
0.5 µCi/kg
1 µCi/kg
2 µCi/kg
3 µCi/kg
4 µCi/kg

Jurcic JG *et al. Blood* (ASH Meeting Abstracts) 2012; 118:768.

LDAC + Actimab-A in Older AML Patients


Low-dose Ara-C
20 mg SQ BID
225Ac-Lintuzumab
(0.5-2 µCi/kg/dose)
Low-dose Ara-C
20 mg SQ BID
Day 1
10
14
18
29 …

- Bone marrow blast reductions seen in 4 patients (57%) after 1st cycle
- Mean blast reduction was 58% (range, 34-100%)
- Median number of cycles given was 2 (range, 1-4)
- Median time to progression was 2.5 months (range, 2-7+ months)
- Accrual continues to define MTD and response rate


25
0
-25
-50
-75
-100
% Change in Marrow Blasts
0.5 µCi/kg/fraction
1 µCi/kg/fraction

Jurcic JG *et al. Blood* (ASH Meeting Abstracts) 2013; 122:1460.

Managing Relapsed AML


Salvage Therapy
No CR
CR
Supportive Care
Hematopoietic Cell Transplant (HCT)
Consolidation
Maintenance

Salvage Therapy for Relapsed AML

- No FDA-approved regimens
- Standard chemotherapy
  - High-dose cytarabine
  - Etoposide/mitoxantrone ± cytarabine (MEC)
  - Fludarabine/cytarabine/G-CSF ± idarubicin (FLAG-Ida)
  - Cladribine/cytarabine/G-CSF ± idarubicin (CLAG-Ida)
  - Hypomethylating agents
- Investigational therapy
  - Antibodies, drug conjugates
  - Novel chemotherapy agents
  - Small molecule inhibitors (e.g., *flt-3*, *IDH1, IDH2*, etc.)
  - Others

Outcomes after Salvage Chemotherapy for Relapsed AML



Survival (probability)
1.0
0.8
0.6
0.4
0.2
0
3
6
9
12
15
18
21
24
Time (months)
FLAG/FLAG-IDA (n=65)
HiDAC (n=22)
Hypomethylating agents (n=34)
LoDAC/HU/Pall. (n=25)
MEC (n=44)

Roboz GJ *et al. JCO* 2014;32:1919-1926.

Recent Phase III Trials for Relapsed AML

Elacytarabine



Planned Treatment
Elacytarabine (n=191)
Investigator's choice (n=190)
Survival (probability)
1.0
0.8
0.6
0.4
0.2
0
3
6
9
12
15
18
21
24
Time (months)

Roboz GJ *et al*. *JCO* 2014;32:1919-1926.

Vosaroxin

	Vosaroxin + Ara-C (n=356)	Placebo + Ara-C (n=355)	*P*-value
Median OS	7.5 mos	6.1 mos	0.06
CR	30.1%	16.3%	< 0.001
30-day mortality	7.9%	6.6%	
Grade ≥3 SAEs	55.5%	35.7%	

http://ir.sunesis.com/phoenix.zhtml?c=194116&p=irol-newsArticle&ID=1974155

HCT in 2nd Remission


100
80
60
40
20
0
Probability of Survival, %
N=295
0
1
2
3
4
5
Time from Transplant, Years

Foreman SJ, Rowe JM. *Blood* 2013; 121:1077-1082.

- OS after HCT in CR2 for patients 18-50 yo:
  - 6 m: ~80%
  - 12 m: ~70%
  - 2 y: ~60%

BUT:

- Only ~15% enter CR2, so OS for all patients is:
  - 6 m: ~12%
  - 12 m: ~10%
  - 2 y: ~10%

Impact of Disease Burden on HCT Outcomes

Disease burden	No. of patients	Median survival (mos.)	Median PFS (mos.)
Morphologic & cytogenetic remission	8	10.4	7.8
Morphologic remission only	6	4.6	2.9
Overt relapse	33	5.9	2.8

Kebriaei P *et al. Bone Marrow Transplant* 2005; 965-970.

Rationale for RIT in HCT Regimens


Tumor

- AML is highly radiosensitive.
- TBI is effective in HCT regimens at high doses.
- TBI <u>cannot</u> be safely dose escalated.
- RIT can increase radiation doses to leukemia cells and normal bone marrow without increasing doses to normal tissues.
- Iomab-B consists of an anti-CD45 mAb that targets lympho-hematopoietic cells and the β-particle emitting radionuclide ^{131}I.

Iomab-B Biodistribution



40
35
30
25
20
15
10
5
0
cGy/mCi 131I
AML - Remission
AML - Relapse/Refractory
AML - Secondary
MDS
Marrow
Spleen
Liver
Lung
Kidney
Total Body

Treatment at MTD (24 Gy to liver) delivers ~36 Gy to marrow and ~100 Gy to spleen.

Pagel JM *et al. Blood* 2009; 114:5444-5453.

Outcomes after Iomab-B at MTD



Overall Survival
Disease—Free Survival
Non—Relapse Mortality
Relapse
Censor
Probability
1.0
0.8
0.6
0.4
0.2
0.0
0
1
2
3
4
Years after Transplant

Pagel JM *et al. Blood* 2009; 114:5444-5453.

Compelling Results Enable Pivotal Phase III Trial

- Complete response rate: 100%
- Engraftment by Day 28: 100%
- Transplant related mortality: 14% (same as RIC)
- Non-relapse mortality (NRM):
  - Day 100: 10%
  - Overall: 20% (46% with myeloablative conditioning)

All relapsed/refractory AML patients > 50


Percentage Survival
35%
30%
25%
20%
15%
10%
5%
0%
Iomab-B BMT (N=27)
Current BMT (N=10)
Chemotherapy (N=61)
30%
10%
10%
19%
0%
0%
1 year
2 years

Rel/ref AML pts > 50 with poor cytogenetics


Percentage Survival
35%
30%
25%
20%
15%
10%
5%
0%
Iomab-B BMT(N=18)
Current BMT (N=19)
Chemotherapy (N=95)
33%
3%
3%
16%
0%
0%
1 year
2 years

N = Number of patients treated
Iomab-B results from FHCRC clinical trials
Current BMT and Chemotherapy results from MD Anderson outcomes analysis

Iomab-B Pivotal Trial Schema


Screening, including HLA typing
Fail
Not enrolled
Pass
Enrolled
RANDOMIZE
Study Arm
Iomab-B HCT
Control Arm
Chemotherapy, excluding hydroxyurea & hypomethylating agents
No CR
Off Study
CR
Observation
Crossover
No CR
CR
NMA/RIC HCT
Consolidation
Maintenance
Observation

Primary Endpoint: Durable CR rate, lasting at least 6 months.

Bone marrow aspirate and biopsy performed in all patients at ~1 and/or 2 months after the last day of intervention to determine response and at 6 months after CR has been established to confirm CR duration in groups labeled with ■.

Conclusions

Actimab-A

- α-particle immunotherapy results in efficient single-cell tumor kill.
- Single-agent ^{213}Bi-lintuzumab has anti-leukemic activity and produced remissions when given with cytarabine.
- ^{225}Ac-lintuzumab (Actimab-A) showed safety and efficacy in a phase I trial and is under study with LDAC for untreated older AML patients.

Iomab-B

- Poor response and toxicity of conventional salvage chemotherapy are barriers to curative HCT for relapsed AML.
- ^{131}I-anti-CD45 (Iomab-B) can potentially increase anti-leukemic effects of conditioning without added toxicity.
- Phase III study will address whether RIT-based conditioning is superior to conventional management for relapsed/refractory AML.